UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                Current Report

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 1996

                            Union Camp Corporation
            (Exact name of registrant as specified in its charter)

          Virginia                    1-4001                13-5652423
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)         Identification No.)

      1600 Valley Road, Wayne, N.J.                          07470
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (201) 628-2000

                                      N/A
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

     Union Camp Corporation (the "Company") hereby files with the Securities and Exchange Commission (the "Commission"), Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

1. Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNION CAMP CORPORATION
                                (Registrant)


Date: August 16, 1996           By      /s/ Donald W. Barney
                                Name:   Donald W. Barney
                                Title:  Vice President and Treasurer

                                 EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION                                       PAGE NO.

EX-25          Form T-1, Statement of Eligibility under             3
               the Trust Indenture Act of 1939 of a
               Corporation Designated to Act as Trustee.